Quarterly Report
July 31, 2021
MFS®  Utilities Fund
MMU-Q3

Portfolio of Investments
7/31/21 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.3%
Cable TV – 2.4%
Charter Communications, Inc., “A” (a)	102,006	$75,897,564
Natural Gas - Distribution – 3.1%
Atmos Energy Corp.	615,520	$60,684,117
China Resources Gas Group Ltd.	3,042,000	18,750,352
UGI Corp.	419,748	19,304,211
		$98,738,680
Natural Gas - Pipeline – 1.4%
DT Midstream, Inc. (a)	239,735	$10,164,764
Enterprise Products Partners LP	897,525	20,257,139
Equitrans Midstream Corp.	1,572,226	12,923,698
Plains All American Pipeline LP	79,583	796,626
		$44,142,227
Telecommunications - Wireless – 8.3%
Advanced Info Service Public Co. Ltd.	4,559,900	$24,903,082
Cellnex Telecom S.A.	1,397,612	91,085,973
KDDI Corp.	585,400	17,865,307
Mobile TeleSystems PJSC, ADR	427,928	3,675,902
Rogers Communications, Inc.	638,732	32,602,159
SBA Communications Corp., REIT	161,011	54,903,141
T-Mobile USA, Inc. (a)	252,240	36,327,605
		$261,363,169
Telephone Services – 1.4%
Hellenic Telecommunications Organization S.A.	1,220,149	$22,261,039
NOS, SGPS S.A.	3,031,882	11,235,685
Telesites S.A.B. de C.V. (a)	14,690,804	12,265,553
		$45,762,277
Utilities - Electric Power – 79.7%
AES Corp.	2,598,030	$61,573,311
ALLETE, Inc.	219,012	15,400,924
Alliant Energy Corp.	1,144,104	66,964,407
American Electric Power Co., Inc.	610,625	53,808,275
CenterPoint Energy, Inc.	1,565,467	39,856,790
CLP Holdings Ltd.	2,053,000	21,187,418
Dominion Energy, Inc.	2,062,813	154,442,809
DTE Energy Co.	625,186	73,346,822
Duke Energy Corp.	1,508,410	158,548,975
E.ON SE	3,739,775	46,013,388
Edison International	1,559,343	84,984,193
EDP Renovaveis S.A.	6,372,059	149,665,329
Electricite de France S.A.	1,325,192	16,136,673
Emera, Inc. (l)	852,690	39,770,785
Enel S.p.A.	10,707,379	98,818,669
Energias de Portugal S.A.	8,226,319	42,712,827
Entergy Corp.	224,386	23,093,807
Equatorial Energia S.A.	2,927,900	13,604,412
Evergy, Inc.	1,005,343	65,568,470
Exelon Corp.	3,394,707	158,872,288
FirstEnergy Corp.	1,852,738	70,996,920
Iberdrola S.A.	6,784,012	81,762,948
National Grid PLC	4,816,980	61,874,060
Neoenergia S.A.	2,321,600	7,747,210

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
NextEra Energy Partners LP	147,316	$11,421,409
NextEra Energy, Inc.	3,399,588	264,827,905
PG&E Corp. (a)	9,573,149	84,147,980
Pinnacle West Capital Corp.	408,784	34,153,903
Portland General Electric Co.	332,060	16,237,734
Public Service Enterprise Group, Inc.	935,049	58,188,099
RWE AG	1,657,030	58,989,212
Sempra Energy	883,098	115,376,754
Southern Co.	2,708,945	173,020,317
SSE PLC	3,794,532	76,241,445
Vistra Corp.	1,320,077	25,279,475
		$2,524,635,943
Total Common Stocks		$3,050,539,860
Convertible Preferred Stocks – 2.3%
Utilities - Electric Power – 2.3%
CenterPoint Energy, Inc., 7%	1,151,300	$54,214,717
DTE Energy Co., 6.25%	175,400	8,998,020
NextEra Energy, Inc., 5.279%	175,500	9,010,170
Total Convertible Preferred Stocks		$72,222,907
Investment Companies (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 0.03% (v)	32,735,641	$32,735,641
Collateral for Securities Loaned – 0.7%
JPMorgan U.S. Government Money Market Fund, 0.03% (j)	20,917,350	$20,917,350

Other Assets, Less Liabilities – (0.3)%		(10,654,099)
Net Assets – 100.0%		$3,165,761,659
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $32,735,641 and $3,143,680,117, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Portfolio of Investments (unaudited) – continued
Derivative Contracts at 7/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	881,309	USD	1,045,502	Brown Brothers Harriman	10/08/2021	$1,358
EUR	128,293	USD	152,035	JPMorgan Chase Bank N.A.	10/08/2021	358
EUR	5,775,091	USD	6,829,205	Merrill Lynch International	10/08/2021	30,726
EUR	3,589,763	USD	4,228,238	Morgan Stanley Capital Services, Inc.	10/08/2021	35,855
EUR	1,581,757	USD	1,877,925	State Street Bank Corp.	10/08/2021	962
USD	44,465,330	CAD	55,410,915	JPMorgan Chase Bank N.A.	10/08/2021	52,035
USD	107,915,705	EUR	88,540,408	Barclays Bank PLC	8/12/2021	2,866,245
USD	3,857,005	EUR	3,246,228	BNP Paribas S.A.	10/08/2021	980
USD	111,239,248	EUR	93,645,978	Citibank N.A.	10/08/2021	2,060
						$2,990,579
Liability Derivatives
USD	286,014	CAD	359,329	Merrill Lynch International	10/08/2021	$(1,997)
USD	134,219,506	EUR	113,016,293	HSBC Bank	10/08/2021	(26,672)
USD	16,525,334	EUR	13,957,261	Merrill Lynch International	10/08/2021	(53,770)
USD	1,671,528	EUR	1,418,182	Morgan Stanley Capital Services, Inc.	10/08/2021	(13,057)
USD	35,957,534	EUR	30,342,541	State Street Bank Corp.	10/08/2021	(84,794)
USD	559,653	GBP	406,813	Brown Brothers Harriman	10/08/2021	(5,911)
USD	90,926,909	GBP	65,731,975	Goldman Sachs International	10/08/2021	(455,654)
						$(641,855)
At July 31, 2021, the fund had cash collateral of $930,000 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
7/31/21 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of July 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,173,593,339	$—	$—	$2,173,593,339
Portugal	203,613,841	—	—	203,613,841
Spain	172,848,921	—	—	172,848,921
United Kingdom	138,115,505	—	—	138,115,505
Germany	105,002,600	—	—	105,002,600
Italy	98,818,669	—	—	98,818,669
Canada	72,372,944	—	—	72,372,944
Thailand	—	24,903,082	—	24,903,082
Greece	22,261,039	—	—	22,261,039
Other Countries	93,367,520	17,865,307	—	111,232,827
Mutual Funds	53,652,991	—	—	53,652,991
Total	$3,133,647,369	$42,768,389	$—	$3,176,415,758
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$2,990,579	$—	$2,990,579
Forward Foreign Currency Exchange Contracts – Liabilities	—	(641,855)	—	(641,855)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$14,784,441	$281,524,629	$263,573,429	$—	$—	$32,735,641
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$9,612	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of July 31, 2021, are as follows:
United States	70.0%
Portugal	6.4%
Spain	5.5%
United Kingdom	4.4%
Germany	3.3%
Italy	3.1%
Canada	2.3%
Thailand	0.8%
Greece	0.7%
Other Countries	3.5%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Supplemental Information (unaudited) – continued
(4) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.